This information is being delivered to a specific number of prospective
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solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
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transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         FWD LIBOR                                                                   FWD LIBOR 1.5X

           Date          Collateral      Excess Interest                                 Date          Collateral
                          Balance         After Paying                                                  Balance
                                        Certificate Int   Excess Spread
   0     7/25/2002    405,063,291.13                0                            0     7/25/2002     405,063,291.13
   1     8/25/2002    397,702,860.82     1,599,710.73         4.7%               1     8/25/2002     397,702,860.82
   2     9/25/2002    390,125,599.98     1,458,027.43         4.4%               2     9/25/2002     390,125,599.98
   3    10/25/2002    382,330,896.59     1,535,826.24         4.7%               3    10/25/2002     382,330,896.59
   4    11/25/2002    374,318,535.59     1,552,587.63         4.9%               4    11/25/2002     374,318,535.59
   5    12/25/2002    366,361,289.04     1,541,407.80         4.9%               5    12/25/2002     366,361,289.04
   6     1/25/2003    358,459,592.17     1,445,391.64         4.7%               6     1/25/2003     358,459,592.17
   7     2/25/2003    350,612,148.43     1,395,149.97         4.7%               7     2/25/2003     350,612,148.43
   8     3/25/2003    342,817,887.36     1,426,079.41         4.9%               8     3/25/2003     342,817,887.36
   9     4/25/2003    335,076,405.35     1,273,278.41         4.5%               9     4/25/2003     335,076,405.35
  10     5/25/2003    327,387,727.28     1,245,606.26         4.5%              10     5/25/2003     327,387,727.28
  11     6/25/2003    319,756,857.31     1,165,149.02         4.3%              11     6/25/2003     319,756,857.31
  12     7/25/2003    312,193,663.44     1,095,577.61         4.1%              12     7/25/2003     312,193,663.44

    4.0%
    3.4%
    3.8%
    3.9%
    4.0%
    3.7%
    3.6%
    3.9%
    3.3%
    3.3%
    3.0%
    2.8%

  13     8/25/2003    304,777,953.26     1,005,743.63         3.9%              13     8/25/2003     304,777,953.26
  14     9/25/2003    297,529,732.26       948,010.46         3.7%              14     9/25/2003     297,529,732.26
  15    10/25/2003    290,448,973.84       886,320.04         3.6%              15    10/25/2003     290,448,973.84
  16    11/25/2003    283,535,468.00       796,312.12         3.3%              16    11/25/2003     283,535,468.00
  17    12/25/2003    276,785,281.56       774,189.34         3.3%              17    12/25/2003     276,785,281.56
  18     1/25/2004    270,194,573.57       673,956.11         2.9%              18     1/25/2004     270,194,573.57
  19     2/25/2004    263,759,593.21       621,418.27         2.8%              19     2/25/2004     263,759,593.21
  20     3/25/2004    257,476,677.64       642,535.75         2.9%              20     3/25/2004     257,476,677.64
  21     4/25/2004    251,342,833.07       605,538.62         2.8%              21     4/25/2004     251,343,033.99
  22     5/25/2004    245,378,393.24       783,432.27         3.7%              22     5/25/2004     245,384,849.30
  23     6/25/2004    239,555,888.31       716,761.73         3.5%              23     6/25/2004     239,568,844.97
  24     7/25/2004    233,871,543.31       738,139.62         3.7%              24     7/25/2004     233,890,913.85
  25     8/25/2004    228,322,118.57       672,722.53         3.5%              25     8/25/2004     228,347,783.44
  26     9/25/2004    222,903,381.86       634,616.29         3.3%              26     9/25/2004     222,935,064.59
  27    10/25/2004    217,612,389.27       653,524.53         3.5%              27    10/25/2004     217,649,928.17
  28    11/25/2004    212,450,007.59       622,588.83         3.4%              28    11/25/2004     212,497,359.53
  29    12/25/2004    207,409,426.46       623,333.57         3.5%              29    12/25/2004     207,466,458.81
  30     1/25/2005    202,487,657.30       575,896.95         3.3%              30     1/25/2005     202,554,126.81
  31     2/25/2005    197,681,899.33       545,216.65         3.2%              31     2/25/2005     197,757,577.32
  32     3/25/2005    192,989,302.61       609,557.32         3.7%              32     3/25/2005     193,073,773.28
  33     4/25/2005    188,407,332.33       512,242.21         3.2%              33     4/25/2005     188,500,296.01
  34     5/25/2005    183,936,134.13       541,243.37         3.4%              34     5/25/2005     184,041,046.27
  35     6/25/2005    179,577,864.20       544,432.71         3.6%              35     6/25/2005     179,694,441.52
  36     7/25/2005    175,322,440.52       566,446.42         3.8%              36     7/25/2005     175,450,314.92
  37     8/25/2005    171,167,446.97       630,663.04         4.3%              37     8/25/2005     171,306,258.24
  38     9/25/2005    167,110,137.79       604,663.59         4.2%              38     9/25/2005     167,259,377.06
  39    10/25/2005    163,148,282.79       623,290.41         4.5%              39    10/25/2005     163,307,534.91
  40    11/25/2005    159,281,475.70       592,820.45         4.4%              40    11/25/2005     159,453,092.95
  41    12/25/2005    155,506,913.30       608,093.71         4.6%              41    12/25/2005     155,691,358.38
  42     1/25/2006    151,821,181.52       566,589.28         4.4%              42     1/25/2006     152,018,009.00
  43     2/25/2006    148,222,194.31       545,677.74         4.3%              43     2/25/2006     148,430,974.40
  44     3/25/2006    144,707,810.17       601,014.23         4.9%              44     3/25/2006     144,927,968.66
  45     4/25/2006    141,276,082.55       521,933.12         4.3%              45     4/25/2006     141,507,097.48
  46     5/25/2006    137,926,247.12       537,617.44         4.6%              46     5/25/2006     138,168,045.46
  47     6/25/2006    134,655,576.12       498,040.38         4.3%              47     6/25/2006     134,908,886.74
  48     7/25/2006    131,461,848.75       510,865.62         4.6%              48     7/25/2006     131,726,170.63
  49     8/25/2006    128,343,265.48       471,488.47         4.3%              49     8/25/2006     128,618,118.17

    2.4%
    2.2%
    2.0%
    1.6%
    1.6%
    1.1%
    0.9%
    1.1%
    0.9%
    2.0%
    1.6%
    1.9%
    1.6%
    1.4%
    1.6%
    1.7%
    1.8%
    1.6%
    1.5%
    2.1%
    1.4%
    2.0%
    2.0%
    2.4%
    2.8%
    2.7%
    3.0%
    3.1%
    3.5%
    3.2%
    3.1%
    3.9%
    3.2%
    3.6%
    3.3%
    3.7%
    3.3%

  50     9/25/2006    125,298,008.70       453,606.23         4.2%              50     9/25/2006     125,582,850.59
  51    10/25/2006    122,324,394.97       466,211.69         4.5%              51    10/25/2006     122,618,704.01
  52    11/25/2006    119,421,804.96       439,334.41         4.3%              52    11/25/2006     119,725,076.97
  53    12/25/2006    116,587,847.59       447,632.34         4.5%              53    12/25/2006     116,900,479.61
  54     1/25/2007    113,820,578.29       415,313.46         4.3%              54     1/25/2007     114,142,096.81
  55     2/25/2007    111,118,429.90       400,824.86         4.2%              55     2/25/2007     111,448,378.24
  56     3/25/2007    108,479,831.99       446,053.21         4.8%              56     3/25/2007     108,817,733.46
  57     4/25/2007    105,903,315.88       382,054.43         4.2%              57     4/25/2007     106,248,701.00
  58     5/25/2007    103,388,027.70       394,670.98         4.5%              58     5/25/2007     103,740,459.33
  59     6/25/2007    100,932,134.42       364,613.91         4.2%              59     6/25/2007     101,291,889.36
  60     7/25/2007     98,534,043.69       376,156.56         4.5%              60     7/25/2007      98,900,703.55
  61     8/25/2007     96,192,406.33       346,737.15         4.2%              61     8/25/2007      96,565,559.38
  62     9/25/2007     93,905,864.38       334,278.40         4.2%              62     9/25/2007      94,285,096.10
  63    10/25/2007     91,673,148.42       342,408.12         4.4%              63    10/25/2007      92,058,044.55
  64    11/25/2007     89,493,666.29       321,273.12         4.2%              64    11/25/2007      89,883,370.88
  65    12/25/2007     87,365,724.92       328,751.05         4.4%              65    12/25/2007      87,759,729.93
  66     1/25/2008     85,287,894.41       302,000.50         4.1%              66     1/25/2008      85,685,834.03
  67     2/25/2008     83,258,997.24       297,213.91         4.2%              67     2/25/2008      83,660,522.12
  68     3/25/2008     81,277,855.95       319,391.82         4.6%              68     3/25/2008      81,682,657.57
  69     4/25/2008     79,343,362.09       278,725.13         4.1%              69     4/25/2008      79,751,136.13
  70     5/25/2008     77,454,588.67       285,740.44         4.3%              70     5/25/2008      77,864,894.67
  71     6/25/2008     75,610,294.44       261,922.25         4.1%              71     6/25/2008      76,022,856.15
  72     7/25/2008     73,809,423.34       269,657.42         4.3%              72     7/25/2008      74,223,987.97
  73     8/25/2008     72,050,952.85       261,383.76         4.2%              73     8/25/2008      72,467,282.60
  74     9/25/2008     70,333,903.96       256,666.95         4.3%              74     9/25/2008      70,751,756.62
  75    10/25/2008     68,657,305.91       261,706.44         4.5%              75    10/25/2008      69,076,448.81
  76    11/25/2008     67,020,325.24       242,096.28         4.2%              76    11/25/2008      67,440,431.01
  77    12/25/2008     65,422,012.45       247,807.27         4.4%              77    12/25/2008      65,842,786.83
  78     1/25/2009     63,861,387.38       228,564.55         4.2%              78     1/25/2009      64,282,610.33
  79     2/25/2009     62,337,572.52       223,238.04         4.2%              79     2/25/2009      62,759,026.86
  80     3/25/2009     60,849,678.99       251,583.10         4.8%              80     3/25/2009      61,271,181.48
  81     4/25/2009     59,396,874.03       210,293.30         4.1%              81     4/25/2009      59,818,241.34
  82     5/25/2009     57,978,514.70       216,558.76         4.4%              82     5/25/2009      58,399,405.13
  83     6/25/2009     56,593,631.80       199,434.96         4.1%              83     6/25/2009      57,013,864.92
  84     7/25/2009     55,241,409.33       205,280.03         4.4%              84     7/25/2009      55,660,839.85

    3.2%
    3.5%
    3.3%
    3.7%
    3.4%
    3.3%
    4.2%
    3.3%
    3.7%
    3.4%
    3.8%
    3.4%
    3.4%
    3.7%
    3.3%
    3.6%
    3.2%
    3.3%
    3.9%
    3.2%
    3.4%
    3.0%
    3.4%
    3.3%
    3.4%
    3.6%
    3.3%
    3.5%
    3.2%
    3.2%
    4.1%
    3.1%
    3.4%
    3.0%
    3.3%

            3M LIBOR      6M LIBOR
     1          1.84           1.9
     2       1.90637       1.93668
     3       1.87472       1.96798
     4        1.8652         2.033
     5       1.87423       2.11376
     6       1.99467       2.20814
     7       2.05377       2.32545
     8       2.10548       2.45792
     9        2.2558       2.59567
    10       2.34326       2.75746
    11       2.43049       2.93081
    12       2.68941       3.11348
    13        2.8196       3.28827
    14       2.94603       3.46952
    15       3.22133       3.64799
    16       3.37228       3.79456
    17        3.5152       3.93795
    18        3.7253       4.07814
    19        3.8802       4.18408
    20        4.0168        4.2852
    21       4.08511       4.37849
    22       4.21621       4.45923
    23       4.34049       4.53572
    24       4.34755       4.60738
    25       4.46352       4.68008
    26       4.57287       4.75113
    27       4.56145       4.81363
    28       4.66681       4.87424
    29       4.76567         4.931
    30       4.77624       4.98488
    31       4.87698       5.03148
    32       4.95988       5.07505
    33       4.91522       5.11772
    34       4.99875       5.16376

    35       5.07764       5.20597
    36       5.04813         5.247
    37       5.12609       5.29705
    38       5.20858       5.34554
    39       5.18698       5.38577
    40       5.24563       5.42121
    41       5.32196        5.4563
    42       5.34144       5.48996
    43       5.40753       5.51764
    44       5.46093       5.54306
    45       5.39299       5.57018
    46       5.45078       5.60497
    47       5.51556       5.63852
    48       5.50383       5.67004
    49       5.55263       5.70724
    50       5.61386       5.74519
    51       5.59868       5.77819
    52       5.64603       5.80816
    53       5.70362       5.83502
    54        5.7205       5.86126
    55       5.77256       5.87998
    56       5.82268       5.89681
    57       5.77182       5.91474
    58       5.80344       5.94183
    59       5.85372       5.97003
    60       5.83072       5.99689
    61       5.86853       6.03594
    62       5.91976        6.0633
    63       5.93305       6.08403
    64       5.96645       6.11166
    65       6.01454       6.14043
    66       6.05729        6.1696
    67       6.02689       6.19162
    68       6.04718       6.18645
    69       6.09203       6.17455
    70       6.13686       6.16047
    71       6.18148       6.14576

    72       6.18895       6.12813
    73       5.99729       6.11659
    74       5.97712       6.13831
    75       6.01084       6.16562
    76       6.04749       6.19587
    77       6.08303       6.22491
    78       6.11524       6.25476
    79       6.12293       6.27927
    80       6.14859       6.27832
    81       6.18395       6.27121
    82       6.21856       6.26195
    83        6.2533       6.25269
    84       6.26004       6.24107